EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Darling Ingredients Inc. (the “Company”) on Form 10-Q for the period ending April 3, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Randall C. Stuewe, Chief Executive Officer of the Company and Brad Phillips, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 (the “Act”), that:

                 1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This certification is being furnished solely for purposes of compliance with the Act.

/s/ Randall C. Stuewe	/s/ Brad Phillips
Randall C. Stuewe	Brad Phillips
Chief Executive Officer	Chief Financial Officer
Date: May 11, 2021	Date: May 11, 2021